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                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT dated as of November 12, 1998, by and among NewStar Media Inc., a California corporation (the "COMPANY"), and Apollo Partners, LLC and Ronald Lightstone, as Purchasers (each a "PURCHASER" and collectively, the "PURCHASERS").

         WHEREAS, the Purchasers are acquiring securities of the Company pursuant to a Stock Purchase Agreement dated the date hereof among the Company and the Purchasers (the "STOCK PURCHASE AGREEMENT"; capitalized terms used in this Registration Rights Agreement without definition shall have the meanings ascribed thereto in the Stock Purchase Agreement).

         NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and intending to be legally bound, the parties hereto agree as follows:

         1. REGISTRATION RIGHTS

         1.1 (a) The Company shall as expeditiously as practicable, but in any event not later than December 31, 1998, prepare and file with the Securities and Exchange Commission (the "COMMISSION") one or more registration statements (individually and collectively, the "REGISTRATION STATEMENT") under the Securities Act of 1933 (the "1933 ACT"), providing for the registration of the Shares (together with all shares of Common Stock issued in connection therewith, including by way of a stock split or other adjustment or stock dividend, the "REGISTRABLE SECURITIES") for sale by the Purchasers, then holding such securities (including with respect to Apollo Partners, LLC., its principals who for the purpose of this Agreement shall be included in the term "PURCHASER"). Thereafter, the Company shall use its reasonable best efforts to cause such Registration Statement to be declared effective not later than February 26, 1999. If at any time after the Registration Statement becomes effective, the Registration Statement is not available for sales by any Purchaser, then the Company shall, as expeditiously as possible, prepare and file with the Commission, to the extent required, an amendment or new registration statement in order to afford such Purchaser the benefit of the registration contemplated in this Section 1.1, and shall use its reasonable best efforts to have such amendment or new registration statement declared effective as promptly as practicable.






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               (b) Notwithstanding the foregoing, in the event that the Company proposes to undertake an underwritten public offering immediately prior to the filing of or during the pendency or effectiveness of the Registration Statement, each Purchaser will be obligated to either (x) join the underwritten offering with respect to all or a portion of the Registerable Securities requested by such Purchaser to be included therein (subject to the approval of the managing underwriter, which may exclude such shares entirely or require pro rata cut-back with other selling shareholders, and/or (y) execute a "lock-up" agreement with respect to the sale or other disposition of any Registrable Securities not so included or permitted to be included for a period commencing with the filing of the related registration statement and ending 90 days after the effective date of the related Registration Statement, but in any event not more than 135 in the aggregate.

         1.2. REGISTRATION PROCEDURES.

               (a) The Registration Statement may be in any form for which the Company then qualifies or which counsel for the Company deems appropriate;

               (b) Before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to counsel selected by the Purchasers, copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and after the filing of the Registration Statement, the Company will promptly notify the Purchasers of any stop order issued or, to the knowledge of the Company, threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

               (c) The Company shall prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the registration statement effective for so long as any of the Registrable Securities remain owned by a Purchaser, and so long as such registration is necessary to permit the public resale thereof without any limitation on the amount of such sales pursuant to Rule 144 under the Securities Act or otherwise, and comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities during such period in accordance with the intended methods of disposition set forth in the registration statement;

               (d) The Company shall furnish to each Purchaser, before filing the Registration Statement, if requested, copies of the Registration Statement as proposed to be filed, and thereafter furnish to each Purchaser such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in the registration statement (including each preliminary prospectus) and such other document as the Purchasers may reasonably request in order to facilitate the disposition of the Registrable Securities;

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               (e) The Company shall use its commercially reasonable efforts to register or qualify the Registerable Securities covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as the Purchasers shall reasonably request (provided that the Company shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then qualified to do business) and do any and all other acts or things which may be necessary or advisable to enable such seller to consummate the public sale or other disposition in such jurisdictions of such Registrable Securities;

               (f) The Company shall notify the each Purchaser, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the Purchasers prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

               (g) The Company shall furnish, at the request of each Purchaser on the date that the Registration Statement becomes effective, (a) an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the Purchasers, stating that such registration statement has become effective under the 1993 Act; and (b) a letter, dated such date, from the independent certified public accountants of the Company addressed to the Purchasers making such request, stating that they are independent certified public accountants within the meaning of the 1933 Act, and that in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplemental thereto, comply as to form in all material respects with the applicable accounting requirements of the 1933 Act, and covering such other matters (including information as to the period ending not more than five (5) business days prior to the date of such letter) with respect to the registration, if independent certified public accountants are normally requested to provide comfort on such matters, as such Purchaser may reasonably request.

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               (h) The Company shall make available for inspection by the
Purchasers and any attorney, accountant or other professional retained by any Purchaser or any underwriter (collectively, the "INSPECTORS"), all financial and other records, permanent corporate documents and properties of the Company (collectively, the "RECORDS") as are reasonably necessary to enable them to exercise due diligence, and cause the Company's officers, directors, and employees to supply all information reasonably requested by such Inspectors in connection with the registration statement. The Purchasers further agree that they will, upon learning that disclosure of such Records is sought in a court of component jurisdiction, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the Records deemed confidential;

               (i) The Company shall otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable an earnings statement satisfying the provisions of Section 11(a) of the 1933 Act and covering a period of twelve months, beginning within three months after the effective date of the Registration Statement;

               (j) The Company shall use its commercially reasonable efforts to cause all Registrable Securities to be listed on each securities exchange (if any) on which similar securities issued by the Company are then listed; and

               (k) The Company shall provide a transfer agent and registrar for all of the Registrable Securities not later then the effective date of such Registration Statement.

         1.3. DISCONTINUANCE OF DISPOSITION. The Purchasers, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 1.2 (f) shall forthwith discontinue disposition of the Registrable Securities until the Purchaser receives copies of the supplemented or amended prospectus contemplated by Section 1.2 (f) or until it is advised in writing (the "ADVICE") by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus.

         1.4. INFORMATION TO BE FURNISHED BY PURCHASERS. Each Purchaser all furnish to the Company such information and execute such documents regarding the Registrable Securities held by such Purchaser and the intended method of disposition thereof as the Company shall reasonably request in connection with the action to be taken by the Company.

         1.5. EXPENSES OF REGISTRATION. The Company shall pay all expenses incurred by the Company in complying with Section 1.1 and 1.3 (other than the underwriter's discounts and commissions and fees and expenses of special counsel to the Purchasers, if any), including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and expenses of complying with securities and blue sky laws, printing expenses, fees, and disbursements of counsel to the Company, and of the Company's independent public accountants.

         1.6. INDEMNIFICATION.

               (a) The Company shall indemnify and hold harmless each Purchaser, its executive officers, directors and controlling persons (within the meaning of the 1933 Act) and each person who participates as an underwriter or controlling person of an underwriter (within the meaning of the 1933 Act) with respect to a Registration Statement pursuant to Section 1.1 against any losses, claims, damages or liabilities to which any of them may become subject under the 1933 Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of any material fact contained in a registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse any of them for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable hereunder in any such case if any such loss, claim, damage or liability arise out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such registration statement, prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company for such purpose by such Purchaser or by its representative.

               (b) Each Purchaser shall indemnify and hold harmless the Company, its executive officers, directors and controlling persons (within the meaning of the 1933 Act) and each person who participates as an underwriter or controlling person of an underwriter (within the meaning of the 1933 Act) with respect to a registration statement pursuant to Section 1.1 against any losses, claims, damages or liabilities to which any of them may become subject under the 1933 Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, in reliance upon and in conformity with written information furnished to the supplement thereof, in reliance upon and in conformity with written information furnished to the Company by each Purchaser or by its representative, and will reimbursement any of them for any legal or other expenses reasonably incurred by them in connection with investigating or defending, any such, loss, claim, damage, liability or action.

               (c) A party's obligation to indemnify (the "indemnifying party") and the other party's rights to indemnity and payment (the "indemnified party") under Section 1.6 is contingent upon the indemnified party (i) giving the indemnifying party prompt written notice of such claim; (ii) allowing the indemnifying party to have sole right to control and direct the investigation, preparation and defense of any such claim or action and all negotiations for its settlement or compromise; and (iii) providing reasonable assistance to the indemnifying party, such assistance to be solely at the cost and expense of the indemnifying party. The indemnified party, at its own expense, shall be entitled to participate in the defense and to receive copies of all pleadings and other papers in connection with the claim.

               (d) If for any reason the indemnification provided for in the preceding Sections 1.6 (a) and 1.6 (b) is unavailable to an indemnified party as contemplated by those sections, then the indemnifying party will contribute to the amount paid or payable to the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided that no Purchaser will not be required to contribute in an amount greater than the difference between the net proceeds received by such Purchaser with respect to the sale of any Registrable Securities and all amounts already contributed by such Purchaser with respect to such claims.

         1.7. UNDERWRITING AGREEMENT. If the Registrable Securities are to be sold pursuant to a registration statement in an underwritten offering in which no shares of the Company are being sold for the account of the Company, the Company agrees to enter into an underwriting agreement with the underwriter or underwriters (who shall be subject to the approval of the Company) containing customary representations and warranties with respect to the business and operations of the Company, including without limiting the generality of the foregoing, customary provisions with respect to indemnification by the Company of the underwriters of such offering.

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         2. MISCELLANEOUS
            -------------

         2.1. OWNER OF REGISTRABLE SECURITIES. The Company may deem and treat the person in whose name the Registrable Securities are registered as the absolute owner thereof for all purposes whatsoever.

         2.2. SUCCESSORS. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of each Purchaser, and the term "Purchaser" shall be deemed to be include each such holder of Registrable Securities. This Agreement shall be binding upon and shall inure to the benefit of the Company and its successors and assigns.

         2.3. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to such state's conflicts of law principles.

         2.4. NOTICE. Any notice or other communication required or permitted hereunder shall be sufficiently given only if sent by facsimile transmission or by registered or certified mail, postage prepaid, addressed as follows or to such other address or addresses as may hereafter be furnished in writing by notice similarly given by one party to the other:

                  To the Company:   NewStar Media Inc.
                                    8955 Beverly Blvd.
                                    Los Angeles, CA  90048
                                    Telephone:  (310) 786-1600
                                    Facsimile:    (310) 247-2932

                  The Purchasers:   Apollo Partners Ltd.
                                    500 5th Avenue
                                    Suite #3520
                                    New York, NY  10110

                                    Ron Lightstone
                                    NewStar Media
                                    8955 Beverly Blvd.
                                    Los Angeles, CA  90048

                  With a required
                  copy to: Morrison Cohen Singer & Weinstein, LLP 770 Lexington Avenue
                                    New York, New York  10022
                                    Attn:    Peter D. Weinstein, Esq.
                                             Jack Levy, Esq.
                                    Telephone: 212-734-8600
                                    Facsimile: 212-735-8708

         2.5. FULL AGREEMENT. This Agreement sets forth the entire understanding of the parties with respect to transactions contemplated hereby, and shall not be modified or amended except by written agreement of all parties hereto.

         2.6. HEADINGS. The headings of the Sections of this Agreement are inserted for convenience of reference only and shall not be considered a part hereof.

         2.7. COUNTERPARTS. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]






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


         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first forth above.


                                        THE COMPANY:

                                        NEWSTAR MEDIA INC.


                                        By: /s/ NEIL TOPHAM
                                           -------------------------------------
                                           Name:  Neil Topham
                                           Title:  Vice President & Chief
                                                      Financial Officer


                                        THE PURCHASERS:

                                        APOLLO PARTNERS, LLC


                                        By: /s/ TERRENCE A. ELKES
                                           -------------------------------------
                                           Terrence Elkes
                                           Manager


                                         /s/ RON LIGHTSTONE
                                        ----------------------------------------
                                        Ronald Lightstone



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